UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2024

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	IMGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Foreign Regulatory Clearance

As previously disclosed, on November 30, 2023, ImmunoGen, Inc., a Massachusetts corporation (the “Company” or “ImmunoGen”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AbbVie Inc., a Delaware corporation (“AbbVie”), Athene Subsidiary LLC, a Delaware limited liability company and wholly owned subsidiary of AbbVie (“Intermediate Sub”), and Athene Merger Sub Inc., a Massachusetts corporation and wholly owned subsidiary of Intermediate Sub (“Purchaser”), pursuant to which, upon the terms and subject to the conditions set forth therein, Purchaser will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a subsidiary of Intermediate Sub. On January 2, 2024, ImmunoGen filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Merger (the “Proxy Statement”).

Pursuant to the Merger Agreement, the parties thereto agreed to file a notification with respect to the Merger with the German Federal Cartel Office (the “FCO”) pursuant to the German Act against Restraints of Competition. AbbVie filed a notification, also with effect for ImmunoGen, with respect to the Merger with the FCO on January 11, 2024.

On January 29, 2024, the FCO approved the Merger unconditionally.

The completion of the Merger remains subject to the satisfaction of other closing conditions, including the expiration or termination of any applicable waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval of the Merger Agreement by the holders of at least two-thirds of the outstanding shares of common stock, par value $.01 per share, of the Company entitled to vote thereon at a shareholders’ meeting duly called and held for such purpose.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the proposed acquisition of ImmunoGen by AbbVie. This Current Report on Form 8-K does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, ImmunoGen filed the Proxy Statement with the SEC on January 2, 2024. ImmunoGen mailed or otherwise provided the Proxy Statement to its shareholders on or about January 2, 2024. ImmunoGen may also file other documents with the SEC regarding the proposed transaction. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that may be filed by ImmunoGen with the SEC.

BEFORE MAKING ANY VOTING DECISION, IMMUNOGEN’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY IMMUNOGEN WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Shareholders may obtain a free copy of the Proxy Statement and other documents ImmunoGen files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. ImmunoGen makes available free of charge on its investor relations website at www.immunogen.com copies of materials it files with, or furnishes to, the SEC.

The proposed transaction will be implemented solely pursuant to the Merger Agreement, which contains the full terms and conditions of the proposed transaction.

Participants in the Solicitation

ImmunoGen and certain of its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from ImmunoGen’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of ImmunoGen’s directors and executive officers in ImmunoGen’s definitive proxy statement on Schedule 14A for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on April 26, 2023, and in ImmunoGen’s Current Report on Form 8-K filed with the SEC on September 18, 2023. Additional information concerning the interests of ImmunoGen’s participants in the solicitation, which may, in some cases, be different than those of ImmunoGen’s shareholders generally, are set forth in the Proxy Statement and may be set forth in other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the ImmunoGen’s website at www.immunogen.com.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of ImmunoGen and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed transaction; the timing of and receipt of required regulatory filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from such expectations contemplated by forward-looking statements include, but are not limited to: uncertainties as to the timing of the Merger; uncertainties as to how many of ImmunoGen’s shareholders will vote their stock in favor of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the ability of the parties to consummate the Merger on a timely basis or at all; the satisfaction or waiver of the conditions precedent to the consummation of the Merger, including the ability to secure regulatory approvals and shareholder approval on the terms expected, at all or in a timely manner; the effects of the transaction (or the announcement or pendency thereof) on relationships with associates, customers, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners or governmental entities; transaction costs; the risk that the Merger will divert management’s attention from ImmunoGen’s ongoing business operations or otherwise disrupt ImmunoGen’s ongoing business operations; changes in ImmunoGen’s businesses during the period between now and the closing; certain restrictions during the pendency of the Merger that may impact ImmunoGen’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation relating to the Merger; risk that shareholder litigation may result in significant costs of defense, indemnification and liability; the possibility that competing offers may be made; the timing and outcome of ImmunoGen’s clinical development processes; the difficulties inherent in the development of novel pharmaceuticals, including uncertainties as to the timing, expense, and results of clinical trials and regulatory processes; the timing and outcome of anticipated interactions with regulatory authorities; the risk that ImmunoGen may not be able to obtain adequate price and reimbursement for any approved products, including the potential for delays or additional difficulties for ELAHERE in light of the FDA granting accelerated approval; the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of COVID-19, rising inflation, increasing interest rates, natural disasters, military conflicts, including the conflict between Russia and Ukraine, terrorist attacks, and other similar matters, and other risks and uncertainties detailed from time to time in documents filed with the SEC by ImmunoGen, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K. All forward-looking statements in this Current Report on Form 8-K are based on information currently available to ImmunoGen. ImmunoGen assumes no obligation to update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by applicable law. The information set forth herein speaks only as of the date hereof.

These may not be all of the factors that could cause actual results to vary materially from the forward-looking statements. ImmunoGen shareholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2024

ImmunoGen, Inc.

By:	/s/ Daniel S. Char
Name: Daniel S. Char
Title: Senior Vice President, Chief Legal Officer